UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2023
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131
(Address of Principal Executive Offices including Zip code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, on November 17, 2023, the stockholders of Lumentum Holdings Inc. (the “Company”) approved an amendment to the Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares of the Company’s Common Stock reserved for issuance by an additional 3,000,000 shares.
The Company’s board of directors previously approved the amended 2015 Plan subject to stockholder approval. A detailed summary of the 2015 Plan is set forth in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 22, 2023 (the “2023 Proxy Statement”). A copy of the 2015 Plan, as amended, is filed herewith as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 17, 2023, the Company held its 2023 Annual Meeting of Stockholders. There were 66,999,815 shares issued, outstanding and entitled to vote at the meeting as of the record date of September 18, 2023, of which 61,154,810 shares were represented at the meeting, constituting 91.28% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the 2023 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non-Votes:
Harold L. Covert	54,562,275	365,312	56,163	6,171,060
Pamela F. Fletcher	54,705,444	210,587	67,719	6,171,060
Isaac H. Harris	44,799,127	10,113,681	70,942	6,171,060
Penelope A. Herscher	53,505,137	1,422,971	55,642	6,171,060
Julia S. Johnson	53,925,528	987,472	70,750	6,171,060
Brian J. Lillie	44,808,932	10,116,011	58,807	6,171,060
Alan S. Lowe	54,599,845	306,826	77,079	6,171,060
Ian S. Small	44,747,666	10,178,916	57,168	6,171,060
Janet S. Wong	54,048,409	880,853	54,488	6,171,060

(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
26,653,255	28,222,008	108,487	6,171,060
(iii) To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of Company’s named executive officers:

One Year:	Two Years:	Three Years:	Abstentions:
54,054,645	36,417	792,114	100,574
In accordance with the recommendation of the Company’s Board of Directors, as set forth in the 2023 Proxy Statement, and consistent with the stockholder voting results, the Company will include an advisory vote on named executive officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of such votes.

(iv) To approve the Amended and Restated 2015 Equity Incentive Plan:

For:	Against:	Abstentions:	Broker Non-Votes:
39,033,778	15,848,248	101,724	6,171,060

(v) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the period ending June 29, 2024:

For:	Against:	Abstentions:
60,900,666	147,314	106,830

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2015 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	Senior Vice President, General Counsel and Secretary

November 20, 2023